POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Brian J. Montana, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

_/s/ Charles A. Austin___________________________                                             Trustee

Charles A. Austin, III

_________________________________________________________________________

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Brian J. Montana, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

___/s/ K. Dun Gifford_________________________                                     Trustee

K. Dun Gifford

_________________________________________________________________________

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Brian J. Montana, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

___/s/ Leroy Keith, Jr. _________________________                                               Trustee

Leroy Keith, Jr.

_________________________________________________________________________

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Brian J. Montana, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

_____/s/ Carol A. Kosel_______________________                                                Trustee

Carol A. Kosel

_________________________________________________________________________

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Brian J. Montana, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

___/s/ Gerald M. McDonnell_________________________                                      Trustee

Gerald M. McDonnell

_________________________________________________________________________

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Brian J. Montana, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

_/s/ Patricia B. Norris___________________________                                             Trustee

Patricia B. Norris

_________________________________________________________________________

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Brian J. Montana, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

__/s/ William W. Pettit__________________________                                              Trustee

William W. Pettit

_________________________________________________________________________

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Brian J. Montana, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

__/s/ David M. Richardson__________________________                                       Trustee

David M. Richardson

_________________________________________________________________________

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Brian J. Montana, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

_/s/ Russell A. Salton, III, MD___________________________                                            Trustee

Russell A. Salton, III, M.D.

_________________________________________________________________________

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Brian J. Montana, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Chairman of the Board and Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

_/s/ Michael S. Scofield___________________________                                          Chairman of the Board and Trustee

Michael S. Scofield

_________________________________________________________________________

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Brian J. Montana, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

__/s/ Richard J. Shima__________________________                                              Trustee

Richard J. Shima

_________________________________________________________________________

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Brian J. Montana, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

_/s/ Richard Wagoner___________________________                                             Trustee

Richard Wagoner

_________________________________________________________________________

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Brian J. Montana, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter President and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of January 1, 2009.

Signature                                                                                  Title

___/s/ W. Douglas Munn_________________________                                            President

W. Douglas Munn

_________________________________________________________________________

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Brian J. Montana, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Treasurer and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

__/s/ Jeremy DePalma__________________________                                              Treasurer

Jeremy DePalma

_________________________________________________________________________

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Brian J. Montana, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Treasurer and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

__/s/ Kasey Phillips__________________________                                      Treasurer

Kasey Phillips

_________________________________________________________________________

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Brian J. Montana, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Secretary and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

__/s/ Michael H. Koonce__________________________                                          Secretary

Michael H. Koonce